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                                                                   EXHIBIT 10.33

                          AMENDMENT NO. 5 AND WAIVER TO
                                CREDIT AGREEMENT

         AMENDMENT NO. 5 AND WAIVER dated as of March 26, 1999 (this "Amendment") to Credit Agreement dated as of January 7, 1997 (the "Credit Agreement") among Brookwood Companies Incorporated, Kenyon Industries, Inc. and Brookwood Laminating, Inc., as Borrowers, and The Bank of New York, as the Bank.

         WHEREAS, the parties hereto desire to amend or waive certain covenants of the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used but not defined herein will have the respective meanings given to such terms in the Credit Agreement.

         2. Waiver. The Bank hereby waives compliance by the Borrowers with the minimum Consolidated Capital Expenditure requirement of Section 6.8 of the Credit Agreement, but only for the fiscal year ended December 31, 1998, and the Bank also waives its right to declare a default, Default, or Event of Default under the Credit Agreement as a result of any non-compliance with said Consolidated Capital Expenditure requirement.

         3. Amendment. Section 6.1(c) is hereby amended by adding the following exception to the end of Section 6.1(c);

    "except for the period of four consecutive fiscal quarters ending March 31, 1999 and for said period only the required ratio of Consolidated EBITDA to Consolidated Fixed Charges may not be less than 0.70:1.00."

         4. References. From the date hereof, references in the Credit Agreement to "this Agreement" or in any other Loan Document to the "Credit Agreement" will be a reference to the Credit Agreement as amended hereby.

         5. Representations and Warranties. Each of the Borrowers hereby represents and warrants that each of the representations and warranties made under Section 3 of the Credit Agreement is true and correct with the same force and effect as though made on and as of the date of this Amendment, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date. As of the date of this Amendment, no Default or Event of Default (other than any Default or Event of Default expressly waived hereby) has occurred and is continuing or would result from the transactions contemplated hereby.


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         6. Credit Agreement Remains in Effect. Except as expressly waived, modified and amended hereby, the Credit Agreement remains unchanged and in full force and effect in all material respects. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or to prejudice any other right or rights that the Bank may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended, supplemented or otherwise modified from time to time.

         7. Conditions to Effectiveness. This Amendment will become effective as of March 26, 1999, but only upon Bank's receipt of (i) an original counterpart of this Amendment executed by each of the Borrowers, and (ii) a fee in the amount of $10,000 payable by the Borrowers as consideration for this Amendment.

         8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                             THE BORROWERS:

                                             BROOKWOOD COMPANIES INCORPORATED

                                             By: /s/ DUANE O. SCHMIDT
                                                -------------------------------
                                             Name:  Duane O. Schmidt
                                             Title: Vice President Finance


                                             KENYON INDUSTRIES, INC.

                                             By: /s/ DUANE O. SCHMIDT
                                                -------------------------------
                                             Name:  Duane O. Schmidt
                                             Title: Treasurer

                                             BROOKWOOD LAMINATING, INC.

                                             By: /s/ DUANE O. SCHMIDT
                                                -------------------------------
                                             Name:  Duane O. Schmidt
                                             Title: Treasurer

                                             THE BANK:

                                             THE BANK OF NEW YORK

                                             By: /s/ JAMES J. DUCEY
                                                -------------------------------
                                             Name:  James J. Ducey
                                             Title: Vice President


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